SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported); December 11, 1995





                     HEALTH AND RETIREMENT PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)



       Maryland                  1-9317                     04-6558834
  (State or other           (Commission file              (IRS employer
   jurisdiction of                number)               identification no.)
   incorporation)



       400 Centre Street, Newton, Massachusetts                02158
       (Address of principal executive offices)             (Zip code)



        Registrant's telephone number, including area code: 617-332-3990

Item 7.   Financial Statements, Pro Forma Financial Information
                    and Exhibits.


(c) Exhibits.


    8(a) Opinion of Sullivan & Worcester, a Registered Limited Liability Partnership, as to certain tax matters.

    23(a) Consent of Arthur Andersen LLP (relating to financial statements of Marriott International, Inc.).

    23(b) Consent of Arthur Andersen LLP (relating to financial statements of Horizon/CMS Healthcare Corp.).

    23(c) Consent of Ernst & Young LLP (relating to financial statements of GranCare, Inc.).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  HEALTH AND RETIREMENT PROPERTIES TRUST



                                  By:  /s/ David J. Hegarty
                                       David J. Hegarty
                                       President and Chief Operating Officer

Date:  December 11, 1995